UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2005

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri	1-6089	44-0607856

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4400 Main Street, Kansas City, MO	64111

(Address of Principal Executive Offices)	(Zip Code)

(816) 753-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release

Item 2.02 Results of Operations and Financial Condition

On February 24, 2005, H&R Block, Inc. (the “Company”) issued a press release regarding the Company’s results of operations for the fiscal quarter ended January 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.
Date: February 24, 2005	By:	/s/ Bret G. Wilson
Bret G. Wilson
Vice President and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release issued February 24, 2005.